SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549

                      FORM 8-K/A

                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report: January 31, 1996
(Date of earliest event reported)



    Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)


Delaware               33-54227              75-2006294
(State or Other      (Commission         (I.R.S. Employer
Jurisdiction of      File Number)       Identification No.)
Incorporation)


  8400 Normandale Lake Blvd., Suite 600, Minneapolis,
                                     Minnesota  55437
        (Address of Principal Executive Office)(Zip Code)


Registrant's telephone number, including area
code:        (612) 832-7000


Item 5.   Other Events.


          On January 30, 1996, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through
Certificates, Series 1996-S1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 1996, among the Registrant, Residential
Funding Corporation, as Master Servicer, and Bankers
Trust Company, as Trustee.

     In connection with the expected sale of the Series
1996-S1, A-1, A-2, A-3, A-4, A-5, A-7, A-8, A-9, A-10, A-
11, A-12, A-13, R-I, R-II, M-1, M-2 AND M-3 Certificates
(the "Underwritten Certificates"), the Registrant has been advised by Bear Stearns & Co. Inc. (the
"Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials
(the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration Statement, which Computational
Materials are being filed manually as an exhibit to this report.

          The Computational Materials filed herewith as
Exhibit 99.1 were originally filed by the Registrant together with a Current Report on Form 8-K on January 24,
1996.  The Computational Materials filed herewith as
Exhibit 99.2 constitute a supplemental filing of additional Computational Materials. The Computational
Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors.
The Computational Materials may be based on assumptions that differ from the assumptions set forth in the related
Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational
Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

     In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

     Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational
Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits

                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.        Description

1               99.1               Computational
                                   Materials

2               99.2               Additional
                                   Computational
                                   Materials






     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                         RESIDENTIAL FUNDING MORTGAGE
                         SECURITIES I, INC.

                         By: /s/ Diane S. Wold
                         Name:   Diane S. Wold
                         Title: Vice President




Dated: January 31, 1996
                     EXHIBIT INDEX


          Item 601 (a) of   Sequentially
Exhibit   Regulation S-K    Numbered
Number    Exhibit No.       Description     Format

1         99.1             Computational    P
                           Materials

2         99.2             Additional       P
                           Computational
                           Materials








                      EXHIBIT 1

                (Intentionally Omitted)

                      EXHIBIT 2

                (Intentionally Omitted)